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                              GUILFORD MILLS, INC.
                          TRUST FOR NON-QUALIFIED PLANS






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                                                  TABLE OF CONTENTS



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RECITALS..........................................................................................................1

ARTICLE I         TITLE AND DESCRIPTIONS..........................................................................3
                           1.01     TITLE.........................................................................3
                           1.02     TERMS DEFINED IN PLAN.........................................................3
                           1.03     WORD USAGE....................................................................3

ARTICLE II        ESTABLISHMENT OF TRUST..........................................................................4
                           2.01     GRANTOR TRUST.................................................................4
                           2.02     ASSETS SUBJECT TO CLAIMS OF EMPLOYER'S
                                    CREDITORS.....................................................................4
                           2.03     TRUST IS IRREVOCABLE..........................................................4

ARTICLE III       CONTRIBUTIONS...................................................................................5
                           3.01     CONTRIBUTIONS BY EMPLOYER.....................................................5
                           3.02     RECEIPT OF CONTRIBUTIONS......................................................5
                           3.03     COMMINGLING OF FUNDS..........................................................5

ARTICLE IV        PAYMENTS FROM TRUST FUND........................................................................6
                           4.01     DISTRIBUTIONS.................................................................6
                           4.02     DIRECTION BY PLAN COMMITTEE...................................................6
                           4.03     LIABILITY FOR PAYMENTS........................................................6
                           4.04     INSOLVENCY OF EMPLOYER........................................................6
                           4.05     ASSETS SUBJECT TO CLAIMS OF CREDITORS.........................................7
                           4.06     RESUMPTION OF PAYMENTS........................................................8
                           4.07     CONDITION SUBSEQUENT..........................................................8
                           4.08     DISTRIBUTIONS TO QUALIFIED PROFIT SHARING PLAN................................9

ARTICLE V         INVESTMENT OF TRUST FUND.......................................................................10
                           5.01     INVESTMENTS..................................................................10
                           5.02     INVESTMENT MANAGER...........................................................10
                           5.03     DIRECTION OF INVESTMENTS.....................................................11
                           5.04     STOCK OF EMPLOYER............................................................11
                           5.05     SUBSTITUTION OF ASSETS.......................................................12

ARTICLE VI        POWERS OF THE TRUSTEE..........................................................................13
                           6.01     INVESTMENT POWERS............................................................13
                           6.02     ANCILLARY TRUSTEE............................................................15
                           6.03     RESTRICTION ON TRUSTEE POWERS................................................15


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ARTICLE VII ADMINISTRATIVE PROVISIONS............................................................................16
                           7.01     ACCOUNTS AND RECORDS.........................................................16
                           7.02     PLAN COMMITTEE ACTION........................................................16
                           7.03     VALUATION OF TRUST...........................................................16
                           7.04     EMPLOYER ACTION..............................................................16
                           7.05     RELIANCE ON WRITTEN INSTRUMENT...............................................17
                           7.06     LIABILITY FOR PAYMENT OF FUNDS...............................................17
                           7.07     LIABILITY OF TRUSTEE.........................................................17
                           7.08     COURT PROCEEDINGS............................................................17
                           7.09     ENFORCEMENT OF TRUST AGREEMENT AND
                                    LEGAL PROCEEDINGS............................................................17
                           7.10     THIRD PARTY..................................................................18
                           7.11     AUTHORIZATION WITH RESPECT TO TAXES..........................................18
                           7.12     CONSULTATION WITH COUNSEL....................................................18
                           7.13     NO INTEREST IN EMPLOYER......................................................18
                           7.14     FEES AND EXPENSES............................................................18
                           7.15     BONDING OF TRUSTEE...........................................................19
                           7.16     RELATIONSHIP OF FIDUCIARIES..................................................19
                           7.17     PRUDENT MAN RULE.............................................................19
                           7.18     ALIENATION...................................................................19
                           7.19     LIMITATION ON LIABILITY - IF INVESTMENT
                                    MANAGER APPOINTED............................................................19
                           7.20     INSURANCE COMPANY PROTECTED..................................................20

ARTICLE VIII SUBSTITUTION OF TRUSTEE.............................................................................21
                           8.01     TRUSTEE......................................................................21
                           8.02     RESIGNATION..................................................................21
                           8.03     REMOVAL......................................................................21
                           8.04     SUCCESSION OF TRUSTEE........................................................21
                           8.05     MERGER OF CORPORATE TRUSTEE..................................................21

ARTICLE IX        AMENDMENT AND TERMINATION......................................................................23
                           9.01     AMENDMENT PRIOR TO A CHANGE IN CONTROL.......................................23
                           9.02     AMENDMENT FOLLOWING CHANGE IN CONTROL........................................23
                           9.03     TERMINATION..................................................................23
                           9.04     SUSPENSION OF CONTRIBUTIONS..................................................23
                           9.05     COMPLIANCE WITH ERISA AND THE CODE...........................................24
                           9.06     CHANGE IN CONTROL............................................................24

ARTICLE X         OTHER EMPLOYERS; SUCCESSOR EMPLOYERS...........................................................25
                           10.01    ADOPTION BY OTHER EMPLOYERS..................................................25
                           10.02    CONTINUATION BY EMPLOYER'S SUCCESSOR.........................................25

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ARTICLE XI        MISCELLANEOUS PROVISIONS.......................................................................26

                           11.01    CONTRIBUTIONS NOT RECOVERABLE................................................26
                           11.02    LIMITATIONS ON PARTICIPANTS' RIGHTS..........................................26
                           11.03    INDEMNIFICATION OF INDIVIDUAL TRUSTEE........................................26
                           11.04    RECEIPT OF RELEASE...........................................................26
                           11.05    ACCEPTANCE...................................................................26
                           11.06    ACCOUNTING PERIOD............................................................26
                           11.07    TITLE OF TRUST ASSETS........................................................26
                           11.08    NOTICE.......................................................................26
                           11.09    HEADINGS.....................................................................27
                           11.10    GOVERNING LAW................................................................27
                           11.11    EXECUTIONS AND COUNTERPARTS..................................................27
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                                       iii

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                              GUILFORD MILLS, INC.


                          TRUST FOR NON-QUALIFIED PLANS



         This Amended and Restated Trust Agreement, made and entered into at Greensboro, North Carolina, by and between GUILFORD MILLS, INC., a Delaware corporation with its principal office located at Greensboro, North Carolina (the "Employer" and sometimes referred to herein as the "Company"), and NORTH CAROLINA TRUST COMPANY, a North Carolina corporation having its principal office located at Greensboro, North Carolina (the "Trustee").




                                    RECITALS

         WHEREAS, the Employer has previously established the Guilford Mills, Inc. Non-Qualified Profit Sharing Plan (the "Non-Qualified Plan") for the benefit of certain of its highly compensated employees, and in connection therewith, established the Guilford Mills, Inc. Non-Qualified Profit Sharing Trust; and

         WHEREAS, the Employer has previously established the Guilford Mills, Inc. Excess Benefit Plan (the "Excess Plan") for the benefit of those highly-compensated employees of the Employer whose contributions under certain of the Employer's qualified plans are limited by Section 415 and Section 401(a)(17) of the Internal Revenue Code and applicable regulations; and

         WHEREAS, the Employer wishes to amend and restate the trust it previously established and to contribute to such trust assets that shall be held therein, subject to the claims of the Employer's creditors in the event of the Employer's insolvency, as herein defined, until paid to participants and their beneficiaries in such manner and at such times as specified in the Excess Plan or the Non-Qualified Plan, as applicable (hereinafter referred to individually as a "Plan" and collectively as the "Plans"); and

         WHEREAS, the Trustee is willing to accept the additional assets under such trust; and

         WHEREAS, it is the intention of the parties that this trust shall continue to constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and


         WHEREAS, it is the intention of the Employer to make contributions to the trust to


                                       1
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provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans.


         NOW, THEREFORE, the parties do hereby amend and restate the Guilford Mills, Inc. Non-Qualified Profit Sharing Trust as the Guilford Mills, Inc. Trust for Non-Qualified Plans and agree that such trust shall be comprised, held and disposed of as follows:


                                       2
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                                    ARTICLE I


                            TITLE AND DESCRIPTIONS

         1.01 TITLE. This Trust Agreement shall be known as the Guilford Mills, Inc. Trust for Non-Qualified Plans.

         1.02 TERMS DEFINED IN PLAN. The definitions set forth in the Excess Plan are hereby incorporated by reference and shall be given the same meaning as set forth in the Excess Plan, unless another meaning is attributed to such term in this Trust Agreement.

         1.03 WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plans dictates, the plural shall be read as the singular and the singular as the plural.



                                       3
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                                   ARTICLE II


                             ESTABLISHMENT OF TRUST

         2.01 GRANTOR TRUST. This trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         2.02 ASSETS SUBJECT TO CLAIMS OF EMPLOYER'S CREDITORS. The principal of this trust, and any earnings thereon, shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of participants in the Plans and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of this trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Employer. Any assets held by this trust will be subject to the claims of the Employer's general creditors under federal and state law in the event of the Employer's Insolvency, as defined in Section 4.04 hereof.

         2.03 TRUST IS IRREVOCABLE. The trust hereby established is irrevocable by the Employer.



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                                   ARTICLE III


                                  CONTRIBUTIONS

         3.01 CONTRIBUTIONS BY EMPLOYER. The Employer in its sole discretion, may at any time, or from time to time, make deposits of cash or other property in trust with the Trustee to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such deposits.

         3.02 RECEIPT OF CONTRIBUTIONS. The Trustee shall receive all contributions made to it in cash. All contributions so received, together with the income therefrom and any other increment thereon, shall be held, managed, and administered by the Trustee pursuant to the terms of this Trust Agreement without distinction between principal and income. The Trustee shall be accountable to the Employer for the funds contributed to it by the Employer, but shall have no duty to administer the Plans nor to determine that the assets of the trust are adequate to provide any benefit payable pursuant to the Plans. The Trustee shall not be obligated to collect any contributions from the Employer.

         3.03 COMMINGLING OF FUNDS. Unless otherwise directed by the Board of Directors, the Trustee shall hold, invest, and administer the trust assets as a single fund without identification of any part of the trust assets to the Employer or to any Plan participant or group of Plan participants or their beneficiaries. Notwithstanding the foregoing, the Trustee will keep separate accounts on its books for contributions made by the Employer to meet its obligations under each Plan, if so identified by the Employer.



                                       5
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                                   ARTICLE IV


                           PAYMENTS FROM TRUST FUND

         4.01 DISTRIBUTIONS. Payments shall be made from trust assets by the Trustee to such persons, in such manner, at such times, and in such amounts as the Advisory Committee of the Excess Plan or the Committee appointed under the Non-Qualified Plan (hereinafter referred to as the "Plan Committees" or a "Plan Committee") shall from time to time direct in writing, provided, however, the Trustee may withhold compliance with a Plan Committee's direction to the extent that, and so long as, the Trustee shall deem such withholding necessary to insure payment of the Trustee's expenses or to protect the Trustee against liability for taxes or any other liability.

         4.02 DIRECTION BY PLAN COMMITTEE. The Trustee shall not be liable for any distribution made or acts done by it pursuant to written directions of a Plan Committee. The Trustee shall not be obligated to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee shall be accountable only to the Advisory Committee for any payment or distribution made by it on the order or direction of the Advisory Committee, and only to the Committee appointed under the Non-Qualified Plan for any payment or distribution made by it on the order or direction of that Committee.

         4.03 LIABILITY FOR PAYMENTS. The liability of the Trustee to make payments from the trust is limited to the available assets of the trust.

         4.04 INSOLVENCY OF EMPLOYER. The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered Insolvent or under an Insolvency for purposes of this Trust Agreement in the event of any of the following:

                  (a) the Company's inability to pay its debts as they fall due;

                  (b) the Company's making of a general assignment for the benefit of its creditors;

                  (c) the voluntary commencement by the Company of any proceeding under Title 11 of the United States Code or any other law of any jurisdiction for the relief, liquidation or rehabilitation of debtors (all of which proceedings are hereinafter collectively referred to as "insolvency proceedings");

                  (d) the Company's making of an admission of any of the material allegations of or consenting to or acquiescing in a petition, application, motion or complaint commencing an insolvency proceeding or the Company's seeking of the appointment of a




                                       6
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         receiver, custodian, liquidator, sequestrator, trustee or similar official of or for the Company or of or for a substantial part of its assets;


                  (e) the involuntary commencement of an insolvency proceeding against the Company which is not fully stayed, timely controverted or dismissed within 120 days after the filing thereof; or


                  (f) the appointment of or taking possession by a receiver, custodian, liquidator, sequestrator, trustee or similar official of or for the Company or of or for a substantial part of its assets.

         4.05 ASSETS SUBJECT TO CLAIMS OF CREDITORS. At all times during the continuance of this trust, the principal and income of the trust shall be subject to the claims of the general creditors of the Employer under federal and state law as set forth below.

                  (a) The Board of Directors and the Chief Executive Officer of the Employer shall have the duty to inform the Trustee in writing of the Employer's Insolvency. If a person claiming to be a creditor of the Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                  (b) Unless the Trustee has actual knowledge of the Employer's Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to inquire whether the Employer is Insolvent. The Trustee may in all events rely on such evidence concerning the Employer's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer's solvency.

                  (c) If at any time the Trustee has determined that the Employer is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries, shall hold the assets of the trust for the benefit of the Employer's general creditors, and shall transfer or distribute trust assets only as a court of competent jurisdiction, or receiver duly appointed by such court, may order or direct for the purpose of making the trust assets available to satisfy the claims of the Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Employer with respect to benefits due under a Plan or otherwise.

                  (d) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with this Article IV only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent). In making such determination, the Trustee may retain outside experts competent to advise the Trustee as to whether the Employer is, in fact, Insolvent. The expense of retaining such outside experts shall be an expense of this trust within the meaning of Section
         7.14 hereof.


                  (e) If amounts are paid from the trust assets to the Employer's general creditors pursuant to Section 4.05(c) above, then within ninety (90) days following the date the Employer is no longer Insolvent, the Employer shall contribute to the trust assets in an amount equal to the amount paid from the trust to such creditors.


                  (f) In addition to the contributions required pursuant to
         Section 4.05(c) and Section 3.01 hereof, with respect to each Valuation Date, the Employer shall make a "reimbursement contribution" to the trust in the amount of any taxes, fees, or administrative expenses charged to the trust during the previous plan year pursuant to Sections
         7.11 or 7.14 hereof and not paid by the Employer, and, if so requested by the Trustee, shall make an "estimated expense contribution" to the trust of cash in such amount as the Trustee estimates as the amount of administrative expenses the trust will incur during the current plan year. Within thirty (30) days following each Valuation Date, the Trustee shall give written notice to the Employer stating the amount of any reimbursement contribution required and the amount of the estimated expense contribution required, and the Employer shall transfer such amounts to the Trustee within thirty (30) days of receipt of such notice.

         4.06 RESUMPTION OF PAYMENTS. Provided that there are sufficient assets in the trust, if the Trustee discontinues the payment of benefits from the trust pursuant to Section 4.05 hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

         4.07 CONDITION SUBSEQUENT. Notwithstanding any provision of this Trust Agreement to the contrary, if at any time the trust is finally determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust," with the result that the income of the trust is not treated as income of the Company pursuant to Sections 671 through 679 of the Code, or if a tax is finally determined by the IRS to be payable by a Plan participant or beneficiary with respect to whom an account is kept under a Plan, with respect to the vested interest in the entire value of the accounts under such Plan, prior to the final distribution of the value of such accounts to such Plan participants and beneficiaries, then the trust shall immediately terminate and to the extent vested, an amount equal to the assets allocated to such accounts under the Plans shall be liquidated and paid by the Trustee in a lump cash sum as soon as practicable to each such Plan participant or beneficiary, regardless of whether such person's employment with the Employer has terminated and regardless of the form and time of payment specified in or pursuant to the Plans. All remaining assets (less any expenses or costs of the trust) shall then be paid by the Trustee to the Company.


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





         If a tax is finally determined by the IRS to be payable by one or more Plan participants or beneficiaries with respect to less than the vested interest in the entire value of the accounts maintained under the Plans for all Plan participants and beneficiaries, prior to the payment to such persons of the assets of the portion of such accounts which are subject to tax, then that part of the trust assets which are subject to tax shall be liquidated and paid in a lump cash sum as soon as practicable by the Trustee to such Plan participants and beneficiaries, upon whom such tax is imposed, and the trust shall continue in effect. For this purpose the Trustee shall be entitled, but not required, to rely on an affidavit of a Plan participant or beneficiary which attests to his incurrence of the tax.


         4.08 DISTRIBUTIONS TO QUALIFIED PROFIT SHARING PLAN. Notwithstanding any provision of this Trust Agreement to the contrary, if at any time it is determined in the sole discretion of the Committee provided for in Article 7 of the Non-Qualified Plan (the "Committee") that participants in the Nonqualified Plan who were excluded from participation in the Qualified Profit Sharing Plan for a given plan year by reason of the Third Amendment to the Qualified Profit Sharing Plan effective July 1, 1989, did not need to be excluded from the Qualified Profit Sharing Plan to enable that plan to satisfy the applicable discrimination requirements of Code Section 410(b) for such plan year, then with the consent of each beneficiary hereunder to such withdrawal, the assets of this trust attributable to contributions made to the Non-Qualified Plan on behalf of such participants for the applicable plan year, exclusive of the earnings thereon, shall be distributed by the Trustee to the trustee of the Qualified Profit Sharing Plan upon the direction of the Committee to that effect.

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                                    ARTICLE V


                           INVESTMENT OF TRUST FUND

         5.01 INVESTMENTS. The assets held in the trust (the "Trust Fund"), except such estimated amounts as in the opinion of the Trustee are required by current payments and expenses, and except such amounts as are used to purchase insurance contracts, if any, shall be invested and reinvested by the Trustee without distinction between principal and income. Subject to the provisions of this Article V and Article VI hereof, the Trustee is authorized to invest and reinvest the Trust Fund in such bonds, notes, debentures, mortgages, interest-bearing accounts and certificates (including those maintained by the Trustee, if the Trustee is a bank), investment trust certificates, preferred or common stock, real estate, savings and loan accounts, interests in oil, gas and minerals, insurance contracts, with or without cash surrender value, or in such other property, real, personal or mixed, either within or without the state of North Carolina, without being limited by any statute or rule of law regarding investments by trustees. The Trustee may invest in any common collective trust fund or pooled investment fund maintained by any bank (including itself, if the Trustee is a bank) in North Carolina or in any other state of the United States. The Trustee may hold any portion of the Trust Fund in cash for a reasonable period pending investment or payment of expenses or benefits. The Trustee shall have the further right, to the extent permissible under applicable law, to (a) purchase, sell, exchange, and retain preferred or common stocks or other marketable obligations, consisting of bonds, debentures, notes, certificates, or other evidences of indebtedness, issued by an Employer or by an Affiliate and
(b) acquire and hold parcels or real property (and related personal property) which is leased, or is to be leased, to an Employer or to an Affiliate. For the purposes of this Section 5.01, an Affiliate shall mean any corporation which is an Affiliate (within the meaning of Section 407(d)(7) of the Act) of any Employer.


         5.02 INVESTMENT MANAGER. The Plan Committees are given the power to jointly appoint one or more Investment Managers (herein so called) to exercise full investment management authority with respect to all or a portion of the assets of the Trust Fund and to authorize payment of the fees and expenses of such Investment Manager from the assets of the Trust Fund. In the event the Plan Committees exercise this right, the Plan Committees shall certify to the Trustee and such Investment Manager the scope of the duties and responsibilities of the Investment Manager. Such Investment Manager shall be either (a) registered as an investment adviser under the Investment Advisers Act of 1940, (b) a bank, as defined in the Investment Advisers Act of 1940, or (c) an insurance company qualified to manage, acquire or dispose of plan assets under the laws of more than one state. Upon its appointment, the Investment Manager shall certify and acknowledge in writing to the Plan Committees and the Trustee that he is a fiduciary with respect to the Plans and this trust, and that he has assumed the duties and responsibilities conferred upon him by the Plan Committees. The duties, responsibilities, and authority of any such Investment Manager may be revoked or modified by the Plan Committees acting jointly at any time by written notice to such Investment Manager and to the Trustee. Any Investment Manager duly appointed and authorized by the Plan Committees, shall, during the period of his appointment, possess fully and absolutely those powers, rights, and duties of the Trustee (to the extent delegated by the Plan Committees and to the extent permissible under the terms of this Trust Agreement) with respect to the investment or reinvestment of that portion of the plan assets over which such Investment Manager has investment management authority. During any period of time when such Investment Manager is so appointed and serving, and with respect to those assets of the Trust Fund over which such Investment Manager exercises investment management authority, the Trustee's responsibility shall be limited to holding such assets as a custodian, providing accounting services, disbursing benefits as authorized, and executing such investment instructions only as directed by such Investment Manager. The Trustee shall not be responsible for any acts or omissions of such Investment Manager. Any certificates or other instrument duly signed by such Investment Manager (or the authorized representative of such Investment Manager), purporting to evidence any instruction, direction or order of such Investment Manager with respect to the investment of those assets of the Plans over which the Investment Manager has investment management authority shall be accepted by the Trustee as conclusive proof thereof. The Trustee shall also be fully protected in acting in good faith upon any notice, instruction, direction, order, certification, opinion, letter, telegram, or other document believed by the Trustee to be genuine and to be by such Investment Manager (or the authorized representative of such Investment Manager). The Trustee shall not be liable for any action taken or omitted by such Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith upon direction of such Investment Manager.


         5.03 DIRECTION OF INVESTMENTS. Notwithstanding any provision contained herein to the contrary, the Plan Committees shall each have the right and power at any time and from time to time (but shall not be obliged) to direct the Trustee in writing to purchase, sell, lease, retain, or otherwise act for the Trustee in regard to any property, real, personal, or mixed, tangible or intangible, and the Trustee shall comply with and carry out such directions without being liable or responsible in any way for any losses or unfavorable results resulting from its compliance with such directions; provided that:

                  (a) So long as, and to the extent that, the Plan Committees fail to deliver directions to the Trustee under this Section 5.03, the Trustee shall manage, control, invest, and reinvest the Trust Fund under the powers granted in Article VI hereof with the same force and effect as if this Section were not a part of this Agreement.

                  (b) No person dealing with the Trustee shall be required to determine whether any sale or purchase by the Trustee has been authorized or directed by a Plan Committee, but each person shall be fully protected in dealing with the Trustee in the same manner as if this Section were not a part of this Agreement.

         5.04 STOCK OF EMPLOYER. In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Employer, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of this trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants.

         5.05 SUBSTITUTION OF ASSETS. The Employer shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held in this trust. This right is exercisable by the Employer in a non-fiduciary capacity without the approval or consent of any person or Trustee.

                                   ARTICLE VI


                            POWERS OF THE TRUSTEE

         6.01 INVESTMENT POWERS. Subject to the provisions of Article V, the Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights, and duties:

                  (a) Property Transactions. To sell, exchange, convey, transfer, or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

                  (b) Operation and Lease. To retain, manage, operate, repair, and improve and to mortgage or lease for any period and on such terms as the Trustee shall deem proper any real estate or personal property held by the Trustee, including power to demolish any buildings or other improvements in whole or in part; to erect buildings or other improvements; to make leases that may extend beyond the term of this trust; and to foreclose, extend, renew, assign, release or partially release and discharge mortgages or other liens.

                  (c) Vote. To vote in person or by proxy, with or without power of substitution, any stocks, bonds, or other securities held in this trust.

                  (d) Stock Rights. To exercise any options appurtenant to any stocks, bonds, or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds, or other securities and to make any and all necessary payments thereof; to join in, dissent from, or oppose the reorganization, recapitalization, consolidation, sale, or merger of corporations or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem wise and to accept any securities which may be issued upon any such reorganization, recapitalization, consolidation, sale, or merger and thereafter to hold the same.

                  (e) Bank Trustee: Transaction by Trustee with Itself. If the Trustee is a bank, to contract or otherwise enter into transactions between itself as Trustee and as a bank, between itself as Trustee and the Employer, its subsidiaries and affiliates or any of them, or between itself as Trustee and any other institution for which it then, theretofore, or thereafter may be acting as Trustee, subject to the provisions of the Act.

                  (f) Borrow. To borrow money from any source in such amounts and upon such terms and for such purposes as the Trustee may determine and in connection therewith to execute promissory notes, mortgages, or other obligations and to pledge or mortgage any trust assets as security.


                  (g) Cash. To retain in cash so much of the assets of the trust as it may deem advisable to satisfy liquidity needs of the Plans and to deposit any cash held in the trust in a bank account without liability for the highest rate of interest available, including, if a bank is acting as Trustee, specified authority to invest in deposits of the Trustee.


                  (h) Investments. To invest and reinvest all or any part of the trust assets in bonds, debentures, mortgages, notes, common or preferred stocks, with or without par value, real estate, and such other property as the Trustee deems proper.

                  (i) Mineral Investments. To purchase, convey, lease, and otherwise deal with oil, gas and other minerals, mineral rights, and royalties; to operate and develop oil, gas, and other mineral properties and interests, including, but not limited to, the power to make and release oil, gas, and mineral leases and subleases; to make mineral deeds and royalty transfers; to create, reserve and dispose of overriding royalties, oil payments, gas payments, and any other interests; to execute division orders and transfer orders; to enter into development and drilling contracts, operating agreements and utilization agreements; and to make agreements for present or future pooling of any and all interests in oil, gas and other minerals.

                  (j) Agents. To employ and compensate accountants, attorneys, brokers, attorneys-in-fact, attorneys-at-law, tax specialists, appraisers, and other advisers and agents deemed by the Trustee necessary or appropriate for the proper administration of the trust created hereunder.

                  (k) Nominee. To hold securities or other property in the name of the Trustee or its nominee, or in another form as it may deem best, with or without disclosing the trust relationship.

                  (l) Documents. To make, execute and deliver any and all contracts, deeds, leases, waivers, releases, guaranties, pledges, conveyances, powers of attorney, or other instruments necessary or proper for the accomplishment of any of the powers herein granted.

                  (m) Litigation. To begin, maintain, or defend any litigation necessary in connection with the administration of the Plans or this trust, except that the Trustee shall not be obliged or required to do so unless indemnified to its satisfaction.

                  (n) Compromise Claims. To compromise, arbitrate, contest, or abandon any claims or demands.

                  (o) Taxes. To file all tax returns required of the Trustee and pay any estate, inheritance, income, or other tax, charge or assessment attributable to any benefit payable under the Plans required of the Trustee; to defer making payment of any tax, charge, or assessment if it is indemnified to its satisfaction in the premises; and to require before making any payment a release or other document from any lawful taxing authority.


                  (p) Retention of Funds. To retain any funds or property subject to any dispute, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

                  (q) Common Funds. To invest in undivided interests, in common with any other trust, or trusts, however created, or any other individual, or individuals, including investments in so-called "common funds", or in partnerships or joint ventures, operated or created by any person, trust, or corporation.

                  (r) General Authorization. To exercise all the further rights, powers, options, and privileges granted, provided for, or vested in trustees generally under applicable Federal and North Carolina laws, as amended from time to time, it being intended that, except as herein otherwise provided, the powers conferred upon the Trustee herein shall not be construed as being in limitation of any authority conferred by law, but shall be construed as in addition thereto.

         6.02 ANCILLARY TRUSTEE. Whenever and as often as the Trustee deems such action desirable, it may by written instrument appoint any person or corporation in any State of the United States to act as "Ancillary Trustee" with respect to any portion of the trust assets then held or about to be acquired on behalf of this trust. Each such Ancillary Trustee shall have such rights, powers, duties, and discretions as are delegated to it by the Trustee, but shall exercise the same subject to limitations or further directions of the Trustee as shall be specified in the instrument evidencing its appointment.

         The Ancillary Trustee may resign or may be removed by the Trustee as to all or any portion of the assets so held at any time or from time to time by written instrument delivered one to the other, and the Trustee may thereupon appoint another Ancillary Trustee as successor to whom such assets shall be transferred, or may itself receive such assets in termination of the Ancillary Trusteeship to that extent. Each Ancillary Trustee shall be accountable solely to the Trustee. The Trustee may pay the Ancillary Trustee reasonable compensation and may absolve it from any requirement that it post bond or other security.

         6.03 RESTRICTION ON TRUSTEE POWERS. Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give this trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

                                   ARTICLE VII


                           ADMINISTRATIVE PROVISIONS

         7.01 ACCOUNTS AND RECORDS. The Trustee shall maintain accurate records and accounts of all transactions hereunder, which shall be available at all reasonable times for inspection or audit by any person or persons designated by the Employer. If the Employer so directs, the Trustee shall submit to the Employer such interim valuations, reports, or other information as the Employer may reasonably require. Within ninety (90) days following (a) the close of each Plan Year or (b) the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Employer a written account setting forth all transactions effected by it subsequent to the end of the period for the last previous report and account, in such form and detail as the Employer may request. The approval of any such report and account by the Employer shall be a full acquittance and discharge by the Employer of the Trustee with respect to the matters therein set forth. Nothing herein contained, however, shall be deemed to preclude the Trustee from its right to have its accounts judicially settled by a court of competent jurisdiction, in which event only the Trustee and the Employer shall be necessary parties.

         7.02 PLAN COMMITTEE ACTION. The Employer shall promptly notify the Trustee of the names of the members of the Advisory Committee of the Excess Plan and of the Committee appointed under the Non-Qualified Plan as of the date of this Trust Agreement and of any subsequent changes in committee membership. In the absence of any notification of changes, the Trustee may assume that the members of the Plan Committees are the same as last reported by the Employer to the Trustee. The Plan Committees shall furnish the Trustee with all the necessary factual information required by it to perform its duties as Trustee hereunder, including a specimen signature of each member and the secretaries of the Plan Committees. The Trustee shall not be required to verify the facts so furnished by the Plan Committees. The Trustee, in following the directions of the Plan Committees, is authorized to act upon the written instructions of a majority of each Plan Committee or the written instruction of any member of such committee designated in writing by all members of the applicable Plan Committee to act for it, and shall not be liable for its acts with respect to payments from the trust when following such instructions or directions, or for failure to act in the absence of such instructions or directions.

         7.03 VALUATION OF TRUST. The Trustee shall value the trust as of the last business day of each calendar quarter to determine the fair market value of its assets, and on such other date(s) as may be requested by the Employer.

         7.04 EMPLOYER ACTION. Any action by the Employer hereunder, pursuant to a Plan, shall be evidenced by a certified copy of a resolution of its Board of Directors, or by written instrument executed by any person authorized by the Board of Directors to take such action, and the Trustee shall be fully protected in acting in accordance with such written instrument or resolution delivered to it.

         7.05 RELIANCE ON WRITTEN INSTRUMENT. The Trustee shall be fully protected in acting upon any instrument, certificate, resolution, instruction, direction, order, opinion, letter, telegram, or other document believed by it to be genuine, and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.


         7.06 LIABILITY FOR PAYMENT OF FUNDS. The Trustee shall not be liable for its action in making payment or delivery of any cash or other property to any person at the direction of a Plan Committee and, in the event of litigation, the Trustee shall not be liable for declining to make delivery thereof until final adjudication shall be made in a court of competent jurisdiction or by agreement of the parties. The Trustee, at its discretion, may bring any action in the nature of an interpleader, but shall not be obligated to do so.

         7.07 LIABILITY OF TRUSTEE. The Trustee shall not be liable for any action taken or omitted upon direction of a Plan Committee or the Employer. If at any given time the Plan Committees or the Employer should fail to give directions or instructions to the Trustee as provided in this Trust Agreement, the Trustee shall act or refrain from acting without such directions or instructions and may exercise its own discretion and judgment as seems appropriate and advisable under the circumstances in carrying out the purposes of this Trust Agreement, without liability to the Plan Committees or the Employer therefor.

         7.08 COURT PROCEEDINGS. The Trustee may institute, maintain, or defend any litigation necessary in connection with the administration of the trust, provided, the Trustee shall be under no duty or obligation to do so unless it shall have been indemnified to its satisfaction against all expenses and liabilities which it may sustain or reasonably anticipate by reason thereof. All costs and expenses of litigation for which the Trustee would be liable shall be paid by the Employer, or if not paid by the Employer, from the trust.

         7.09 ENFORCEMENT OF TRUST AGREEMENT AND LEGAL PROCEEDINGS. The Company shall have the right to enforce any provision of this Trust Agreement and, on or after a Change in Control, either the Trustee on behalf of Plan participants or their beneficiaries (the "Trust Beneficiaries") or any Trust Beneficiary shall have the right to enforce any provision of this Trust Agreement that affects the right, title, and interest of such Trust Beneficiary in the trust. In any action or proceeding affecting the trust the only necessary parties shall be the Company, the Trustee and the Trust Beneficiaries and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the trust. Time is of the essence of this Trust Agreement and in case any provision of this Trust Agreement is enforced by the Trustee or by any Trust Beneficiary by law or through an attorney-at-law, or under advice therefrom, including but not limited to the collection of amounts due either the Trustee or any such Trust Beneficiary, or for the benefit of such Trust Beneficiary, then the Company shall pay all costs of such enforcement or collection, including reasonable attorney's fees. The Trustee may request that the Company furnish evidence to enable the Trustee to determine whether a Change in Control has occurred. In performing any of its obligations or taking any discretionary action under this Trust Agreement which is dependent upon a Change in Control, the Trustee may rely on its determination, including opinion of counsel (who may be counsel to the Company), that a Change in Control has occurred.


         7.10 THIRD PARTY. No person dealing with the Trustee shall be obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of this Trust Agreement. Each person dealing with the Trustee may act upon any notice, request, or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and shall not be liable to any person whomever in so doing. The certificate of the Trustee that it is acting in accordance with the provisions of the Trust Agreement shall be conclusive in favor of the person relying on the certificate.

         7.11 AUTHORIZATION WITH RESPECT TO TAXES. The Trustee may pay out of the assets of the trust all real and personal property taxes, income taxes, and other taxes of any and all kinds levied or assessed under existing or future laws against the trust, or against the Trustee by reason of its office, if not paid by the Employer; provided, however, that the Trustee may seek reimbursement for such taxes if paid from the assets of the trust, as provided in Section 4.05(f) hereof. The Trustee is further authorized, but not required, to withhold from distributions to any payee such sum as the Trustee may reasonably estimate as necessary to cover Federal and states taxes for which the Trustee may be liable, which are, or may be, assessed with regard to the amount distributable to such payee. Prior to making any payment or distribution hereunder, the Trustee may require such releases or other documents from any lawful taxing authority and may require such indemnity from any payee or distributee as the Trustee shall reasonably deem necessary for its protection.

         7.12 CONSULTATION WITH COUNSEL. Trustee may consult with legal counsel, who (except following a Change in Control) may be counsel for the Employer, if appropriate, with respect to any of its rights, duties, or obligations hereunder.

         7.13 NO INTEREST IN EMPLOYER. Neither the creation of this trust nor anything contained in this Trust Agreement shall be construed as giving any person entitled to benefits hereunder or other employee of the Employer any equity or other interest in the assets, business, or affairs of the Employer.

         7.14 FEES AND EXPENSES. The Trustee shall be reimbursed for all of its expenses incurred in the administration of this trust and shall be paid such reasonable fees as may be agreed upon from time to time by the Employer and the Trustee. Such fees and compensation shall be paid from the assets of the trust if not paid by the Employer; provided, however, that the Trustee may seek reimbursement for such expenses if paid from the assets of the trust, as provided in Section 4.05(f) hereof. Any person who already receives full-time pay from the Employer shall not receive any fees for his services as Trustee. Members of the Plan Committees shall not receive any fees for their services on such committees.


         7.15 BONDING OF TRUSTEE. The Trustee shall not be required to furnish any bond or security for the performance of its powers and duties hereunder, unless, irrespective of this provision, the Trustee is required to do so by state or Federal statute or regulation.

         7.16 RELATIONSHIP OF FIDUCIARIES. It is the intent of all fiduciaries under the Plans and this Trust Agreement that each fiduciary shall be solely responsible for its own acts or omissions. Except to the extent imposed by the Act or the Code, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibilities imposed upon such other fiduciary by the Act or by any regulations or rulings issued thereunder. No fiduciary shall have any liability for a breach of fiduciary responsibility of another fiduciary with respect to the Plans and this trust unless he participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities which give rise to his status as a fiduciary, has enabled such other fiduciary to commit a breach of the latter's fiduciary responsibilities.

         7.17 PRUDENT MAN RULE. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Employer which is contemplated by, and in conformity with, the terms of a Plan or this trust and is given in writing by the Employer. In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         7.18 ALIENATION. The benefits, proceeds, payments, or claims of any Plan participant or beneficiary payable from the assets of this trust shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for support of a spouse or former spouse. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, levy, or otherwise dispose of or execute upon any right or benefit payable hereunder shall be void. The assets of this trust shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any Plan participant entitled to benefits hereunder and such benefits shall not be considered an asset of such participant in the event of his insolvency or bankruptcy. Notwithstanding the foregoing, the trust shall at all times remain subject to the claims of creditors of the Company in the event the Company becomes Insolvent as provided in Section 4.04 hereof.

         7.19 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee shall not be liable for the acts or omissions of any Investment Manager or Managers the Plan Committees may appoint, nor shall the Trustee be under any obligation to invest or otherwise manage any assets of the Plans which are subject to the management of a properly appointed Investment Manager.


         7.20 INSURANCE COMPANY PROTECTED. No insurance company shall be under any duty to inquire into the terms of this Trust Agreement or see to the application of any proceeds of insurance paid to the Trustee pursuant to any policy of insurance payable to this trust. The receipt of the Trustee for any such payment shall be a full and complete acquittance to the insurance company making payment.

                                  ARTICLE VIII


                            SUBSTITUTION OF TRUSTEE

         8.01 TRUSTEE. There shall be one Trustee, which must be a corporate trustee, as determined from time to time by the Employer. Each Trustee shall serve until a successor Trustee shall be named by the Employer or until such Trustee's resignation or removal, in which event the Employer shall name a successor Trustee. The word "Trustee" as used herein, shall include the original and any successor Trustee.

         8.02 RESIGNATION. Any Trustee may resign at any time upon giving thirty
(30) days' written notice in advance to the Employer unless such notice shall be waived.

         8.03 REMOVAL. At any time prior to a Change in Control, as that term is defined in Section 9.05 hereof, the Company may remove the Trustee with or without cause upon at least thirty (30) days notice in writing to the Trustee. Removal of the Trustee shall not be effective until the Company has appointed, in writing, a successor Trustee, which must be a corporate trustee, and such successor has accepted the appointment in writing. Subsequent to a Change in Control, the Trustee may be removed in accordance with the following procedure:

                  (a) upon request of five (5) or more Trust Beneficiaries, as that term is defined in Section 7.09 hereof, the Trustee shall deliver to such Trust Beneficiaries a list of the names and addresses of all Trust Beneficiaries;

                  (b) upon receipt of a written request, signed by ten percent (10%) or more of the Trust Beneficiaries, for the removal of any Trustee and the appointment of a specified successor, the Trustee shall conduct a vote of Trust Beneficiaries with respect to such removal and designation of a successor; and

                  (c) a vote of seventy-five percent (75%) of all Trust Beneficiaries shall be required for the removal of any Trustee and the appointment of the specified successor.

         8.04 SUCCESSION OF TRUSTEE. Each successor Trustee shall succeed to the title to the trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Employer without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the trust by the successor Trustee, shall execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee shall have and enjoy all of the powers, both discretionary and ministerial, conferred under this Trust Agreement upon his predecessor. No successor Trustee shall be personally liable for any act or failure to act of any predecessor Trustee.



         8.05 MERGER OF CORPORATE TRUSTEE. If any corporate Trustee should, before or after qualification, change its name, become consolidated or merged with another corporation or otherwise should reorganize, any resulting corporation which succeeds to the fiduciary business of such corporate Trustee shall become a Trustee hereunder in lieu of such corporate Trustee.

                                   ARTICLE IX


                          AMENDMENT AND TERMINATION

         9.01 AMENDMENT PRIOR TO A CHANGE IN CONTROL. Prior to a Change in Control, the Board of Directors may from time to time amend, in whole or in part, any or all of the provisions of this Trust Agreement without the consent of any Trust Beneficiary; provided, however, that (a) no amendment will be made to this Trust Agreement or the Plan which will cause this Trust Agreement, a Plan, or the assets of the trust to be governed by or subject to Parts 2, 3, or 4 of Title I of ERISA, (b) no amendment will be made which will cause the assets of the trust to be taxable to Trust Beneficiaries as that term is defined in
Section 7.09 hereof prior to the distribution of such assets, (c) no amendment shall reduce or otherwise adversely affect any Plan benefits of Trust Beneficiaries accrued as of the date of such amendment in respect of any Trust Beneficiary or the amount of assets of the trust allocable thereto, and (d) no amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing.

         9.02 AMENDMENT FOLLOWING CHANGE IN CONTROL. Following a Change in Control, this Trust Agreement may be amended (subject to Section 9.01) only with the prior written consent of seventy-five percent (75%) of those who are Trust Beneficiaries at the time such amendment is sought. Upon receipt of a request from the Board of Directors for an amendment, the Trustee shall be responsible for securing such consents in a timely fashion, and unless ordered by a court of competent jurisdiction, shall not reveal to the Company or to any other person any information concerning such consents, except whether the required majority has been achieved.

         9.03 TERMINATION. The trust shall continue until the Plans have been terminated and (a) all payments required by the Plans or other provisions of this Trust Agreement have been made or (b) the trust contains no assets and retains no claims to recover assets from the Company pursuant to any provision hereof, whichever shall occur first. If the trust terminates pursuant to this
Section 9.03, the Trustee, after its final account has been settled as provided in Section 7.01, shall distribute to the Employer the assets of the trust remaining after all Plan benefits and expenses have been paid. Such distribution shall be allocated among the participating Employers in the proportion that each participating Employer's total cumulative contributions to the trust bears to the total cumulative contributions of all participating Employers.

         Upon making distribution of the trust assets pursuant to this Section 9.03, the Trustee shall be relieved from all further liability. The powers of the Trustee hereunder shall continue so long as any assets of the trust remain in its hands.

         9.04 SUSPENSION OF CONTRIBUTIONS. Nothing in this Trust Agreement shall be construed to prevent the Employer from suspending contributions to the trust for any period whatsoever or permanently. Such a suspension, whether temporary or permanent, shall not, of itself, terminate the trust.


         9.05 COMPLIANCE WITH ERISA AND THE CODE. Notwithstanding anything in this Article IX to the contrary, this Trust Agreement and the Plans shall be amended from time to time (without the consent of any Trust Beneficiaries) to maintain the Plans as unfunded plans maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of the Act, the Code, or any other applicable law, to maintain the trust as a "grantor trust," to ensure that contributions to the trust by the Company will not constitute a taxable event and income and gains of the trust will not be taxable as income and gains to the trust or to Trust Beneficiaries, and that benefits paid to Trust Beneficiaries from the trust will be deductible by the Company in the year of payment.


         9.06 CHANGE IN CONTROL. A Change in Control shall be deemed to have occurred upon the happening of any of the following:

                  (a) the consummation of a plan of merger or consolidation of Guilford Mills, Inc. with any other corporation or association other than a subsidiary of Guilford Mills, Inc. as a result of which the holders of the voting capital stock of Guilford Mills, Inc. receive less than fifty-one percent (51%) of the voting capital stock of the surviving or resulting corporation;

                  (b) the sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Guilford Mills, Inc. (other than as security for the obligations of Guilford Mills, Inc.);

                  (c) the approval by the shareholders of Guilford Mills, Inc. of any plan or proposal for the liquidation or dissolution of Guilford Mills, Inc.;

                  (d) the acquisition by any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")), after the date this trust is executed, directly or indirectly, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of Guilford Mills, Inc. representing in the aggregate twenty percent (20%) or more of the voting power of all then outstanding securities of Guilford Mills, Inc. having the right under ordinary circumstances to vote in an election of the Board of Directors; or

                  (e) the failure, for any reason, during any period of two consecutive years, of the individuals who, at the beginning of such period, constitute the entire Board of Directors and any new directors whose election by the Board, or whose nomination for election by the shareholders, shall have been approved by a vote of at least two-thirds (2/3) of the directors of the Board then still in office who either were directors at the beginning of the period or whose election or nomination for election shall previously have been so approved, to constitute a majority of the members of the Board.



                                    ARTICLE X


 OTHER EMPLOYERS; SUCCESSOR EMPLOYERS

         10.01 ADOPTION BY OTHER EMPLOYERS. Pursuant to the Plans, any business entity which is eligible to and does in fact adopt the Plans, may, pursuant to resolutions of its board of directors, adopt this trust by written instrument, duly executed, acknowledged, and delivered to the Trustee, the Plan Committees, and the Board of Directors of the Company.

         10.02 CONTINUATION BY EMPLOYER'S SUCCESSOR. Any corporation succeeding to the interest of an Employer by sale, transfer, consolidation, merger, or bankruptcy, may elect to continue this trust by adopting this Trust Agreement and assuming the duties and responsibilities of the Employer under this Trust Agreement.

                                   ARTICLE XI


                           MISCELLANEOUS PROVISIONS

         11.01 CONTRIBUTIONS NOT RECOVERABLE. Except where contributions are required or permitted to be returned to the Employer by the provisions of the Plans or this Trust Agreement, no part of the principal or income of this trust shall be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or beneficiaries.

         11.02 LIMITATIONS ON PARTICIPANTS' RIGHTS. Participation in this trust shall not give any Employee the right to be retained as an Employee of the Employer or any right to any interest in this trust other than as herein provided. The Employer reserves the right to dismiss any Employee without any liability for any claim either against this trust, except to the extent provided herein, or against the Employer.

         11.03 INDEMNIFICATION OF INDIVIDUAL TRUSTEE. The Employer hereby agrees to indemnify and hold harmless any individual Trustee for any claim, suit, judgment, or liability arising from the performance of the Trustee hereunder and as otherwise required by the Plans, so long as such claim, suit, judgment, or liability does not result from the willful or reckless misconduct of the individual Trustee. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement or by the Plans on the part of the Employer.

         11.04 RECEIPT OF RELEASE. Any payment to any Plan participant or beneficiary in accordance with the provisions of this Trust Agreement shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the applicable Plan Committee, and the Employer, and the Trustee may require such participant or beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

         11.05 ACCEPTANCE. The Trustee accepts the trust created under this Trust Agreement and agrees to perform the obligations imposed herein.

         11.06 ACCOUNTING PERIOD. This trust shall adopt for accounting purposes the fiscal year beginning October 1 of each year and ending on the last day of September.

         11.07 TITLE OF TRUST ASSETS. The legal and equitable title and ownership of all assets at any time constituting a part of the trust shall be and remain with the Trustee and neither the Employer nor any Plan participant shall ever have legal or equitable estate therein, save and except that a Plan participant shall be entitled to receive distributions as and when lawfully made under the terms hereof.

         11.08 NOTICE. Any notices required to be given herein by the Trustee shall be deemed delivered when placed in the United States mails, first class postage prepaid, in an envelope



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


addressed to the last known address of the person to whom the notice is given.


         11.09 HEADINGS. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         11.10 GOVERNING LAW. All questions arising with respect to the provisions of this Trust Agreement shall be determined by application to the laws of the State of North Carolina.

         11.11 EXECUTIONS AND COUNTERPARTS. This Trust Agreement may be executed in a number of counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, this Trust Agreement is dated for purposes of reference this __27___ day of __November___, 1996.



                                    A S  E M P L O Y E R

                                                  GUILFORD MILLS, INC.

                                                  By: /s/ Terrence E. Geremski
                                                          Terrence E. Geremski
                                                          Vice President

ATTEST: /s/ Robert A. Emken, Jr.
            Robert A. Emken, Jr.
            Assistant Secretary





(Corporate Seal)

                                  A S  T R U S T E E

                                       NORTH CAROLINA TRUST COMPANY


                                       By: /s/ Elden J. LeGaux
                                               Elden J. LeGaux
                                               Managing Director

ATTEST:


                           Secretary

(Corporate Seal)


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